EXHIBIT 10.2


                             SUBSCRIPTION AGREEMENT

                              PAWNBROKER.COM, INC.


THIS AGREEMENT made effective as of the ___ day of August, 2000 (the "Effective Date")

BETWEEN:

PAWNBROKER.COM, INC. (a Delaware corporation), of 85 Keystone, Suite A, Reno, Nevada 89503

(the "Company")

AND:

THE PARTY NAMED AS SUBSCRIBER BELOW

(the "Subscriber")

WHEREAS:

     A. The Company is currently offering 1,000,000 units (the "Units") at US$2.00 per Unit, each Unit consisting of one share of common stock with a par value of $0.00001 (a "Common Share") and one non-transferable share purchase warrant (a "Warrant"), to certain non "U.S. Persons" in an offer and sale that satisfies certain requirements of Regulation S promulgated under the Securities Act ("Regulation S"). Each Warrant will entitle the Subscriber to subscribe for one additional Common Share at a price of US$3.00 per share at any time up to 5:00 p.m. local time in Reno, Nevada on the first anniversary of the Closing Date. The Units, the Common Shares, and the Warrants are referred to in this Agreement as the "Securities";

     B. The Company is offering the Securities pursuant to an exemption from registration promulgated under Regulation S of the Securities Act of 1933, as amended (the "Securities Act"); and

     C. The Subscriber and any such beneficial purchaser is a non-resident of the United States and is not a U.S. Person, as the terms "United States" and "U.S. Person" are as defined in Regulation S made under the Securities Act.


NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the parties covenant and agree with each other as follows:


1.   SUBSCRIPTION

1.1 Subscription. On the terms and subject to the conditions of this Agreement, the Subscriber tenders this subscription and irrevocably subscribes for the purchase of the number of Units set out below at the price of $2.00 per Unit, pursuant to an exemption from registration under Regulation S. Each Unit consists of one Common Share and one Warrant. Each Warrant is exercisable to purchase one additional Common Share at a price of US$3.00 per share at any time up to 5:00 p.m. local time in Reno, Nevada on the first anniversary of the Closing Date. By signing this Agreement, the Subscriber acknowledges that the Company is relying on the accuracy and completeness of the representations contained in this Agreement in complying with its obligations under applicable securities laws.



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1.2  The Subscriber  tenders to the Company the subscription funds set out below
     (the "Subscription Funds") for the Units subscribed for in the form of a wire transfer payable to "Pawnbroker.com, Inc."


2.   REPRESENTATIONS, WARRANTIES, AND COVENANTS

2.1  The Subscriber  makes the following  representations  and warranties to the
     Company:

     (a) The Subscriber is purchasing the Units, consisting of the Common Shares and the Warrants, for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares issued in connection with the purchase of the Units, or upon exercise of the Warrants, in the United States or to U.S. persons; provided, however, that the Purchaser may sell or otherwise dispose of any of the Common Shares pursuant to registration thereof pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements.

     (b) The Subscriber recognizes that investment in the Securities involves substantial risks and has taken full cognizance of and understands all of the risks related to the purchase of the Securities, including without limitation those set forth under the caption "Risk Factors" in the Company's registration statement on Form S-1 (the "Form S-1") filed with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act, and the Company's reports on Form 10-K and 10-Q pursuant to the Securities Exchange Act of 1934, as amended.

     (c) In making the Subscriber's decision to invest in the Units, the Subscriber has carefully reviewed and is familiar with the Company's Form S-1, as amended, and the related disclosure filed by the Company with the SEC, and the Subscriber has relied on the information contained therein and the documents and materials delivered therewith, and on the Subscriber's own independent investigations and/or those of the Subscriber's own professional tax and other advisors. The Subscriber and the Subscriber's advisors (including the Subscriber's representative, if any) have been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of and to receive answers from the officers of the Company concerning the Company, the officers and directors, and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses that information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All questions have been answered to the full satisfaction of the Subscriber, and all information and documents, records and books pertaining to this investment that the Subscriber has requested have been made available to the Subscriber.

     (d) The Subscriber believes that it, either alone or with the assistance of its advisor(s) (including the Subscriber's representative, if any), has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting disclosure materials, such as the Form S-1 and the Company's financial statements, and of evaluating the merits and risks of the prospective investment in the Securities. The Subscriber has obtained sufficient information to evaluate the merits and risks of an investment in the Company and has the net worth to undertake those risks.

     (e) The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal, professional advice with respect to the risks inherent in the investment in the Company and the suitability of the investment in the Securities in light of the Subscriber's financial condition and investment needs.

     (f) The Subscriber believes that investment in the Securities is suitable for the Subscriber based on the Subscriber's investment objectives and financial needs, and the Subscriber has adequate means for providing for the Subscriber's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities.



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     (g)  The  Subscriber  is  able  to (i)  hold  the  Common  Shares  and,  if exercised, the Common Shares underlying the Warrants for an indefinite period of time, (ii) bear the economic risk of the Subscriber's investment, and (iii) withstand a complete loss of the investment.

     (h) The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices, or other communications published in any newspaper, magazine, or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

     (i) The Subscriber, and if applicable, each person for whose account it is purchasing the Units:

          (i) is not a "U.S. Person," as that term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

          (ii) was not in the United States when its buy order was made to the Company, and the Subscriber did not execute or deliver this Agreement in the United States;

          (iii)acknowledges that no offers to sell the Units were made by any person to the Subscriber while the Subscriber was in the United States;

          (iv) acknowledges that the Units are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

          (v) acknowledges that the Units, consisting of the Common Shares and the Warrants, have not been registered under the Securities Act, and the Subscriber undertakes and agrees that it will not offer or sell the Common Shares unless such Common Shares are sold in accordance with Regulation S under the Securities Act, the Common Shares are registered under the Securities Act and the securities laws of all applicable states of the United States, or such Common Shares are sold pursuant to an available exemption from such registration requirements. The Subscriber understands that the Company has no obligation or present intention of filing a registration statement under the Securities Act in respect of the Common Shares.

     (j) The Subscriber understands that the Common Shares issuable upon purchase of the Units and the Common Shares issuable on the exercise of the Warrants may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required. The Subscriber understands that the Company does not plan, and is under no obligation to provide for, registration of the Common Shares in the future. Accordingly, any subsequent sale of part or all of the Subscriber's interest in the Common Shares will be permissible only if an exemption from the applicable registration provisions of federal and state law is available at the time of the proposed disposition. Even if an exemption is available, the assignability and transfer of the Securities is subject to limitations imposed by this Agreement.

     (k) The Subscriber further understands that a legend in substantially the following form will be placed on all documents evidencing the Common Shares and the Warrants and that similar notations may be made on the Company records as a means of preventing the disposition of the Common Shares other than in accordance with this Agreement and applicable law:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED


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          (THE "1933 ACT").  THESE SECURITIES MAY BE OFFERED,  SOLD,  PLEDGED OR
          OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT,
          (C)  IN   COMPLIANCE   WITH  THE  EXEMPTION   FROM  THE   REGISTRATION
          REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF
          COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

     (l) The Subscriber understands and agrees that the Warrants may not be exercised unless registered under the Securities Act and any applicable state securities laws or unless an exemption from those registration requirements is available, and that certificates representing the Warrants will bear a legend to that effect.

     (m) If a partnership, trust, corporation, or other entity: (i) the Subscriber has the power and authority to sign and comply with the terms of this Agreement and the person signing this Agreement on its behalf has the necessary power to do so; (ii) the Subscriber's principal place of business and principal office are located within the jurisdiction set forth in its address below.

     (n) The Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United
          States, state, local or foreign tax law of the Subscriber's acquisition or disposition of the Securities.

     (o) The Subscriber confirms that neither the officers of the Company nor any of its affiliates or agents have made any representations or warranties or statements, except as explicitly set forth in this Agreement, concerning the Subscriber's investment in the Units, including but not limited to any representations or warranties concerning tax consequences that may arise in connection with the Subscriber's investment in the Securities or the anticipated financial results of the operations of the Company.


2.2  The Subscriber agrees as follows:

     (a) If the Subscriber decides to offer, sell or otherwise transfer any of the Common Shares or Warrants, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i)  the sale is to the Company;

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act and in compliance with applicable local laws and regulations;

          (iii)the sale is made in compliance with the exemption from the registration requirements under the Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

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          (iv) the  securities  are sold in a transaction  that does not require registration under the Securities Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and

          with respect to subparagraphs (iii) and (iv) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

(b) The Subscriber agrees not to engage in any hedging transactions or other transactions that have the effect of transferring the economic risk of ownership of the Common Shares unless such transactions comply with the requirements of the Securities Act.

(c) the Subscriber acknowledges that any person who exercises a Warrant will be required to provide to the Company either:

     (i) written certification that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person; or

     (ii) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

3.   CLOSING

3.1 The Company will deliver a treasury order (the "Treasury Order") to its transfer agent sufficient to cause the transfer agent to issue to the Subscriber a share certificate or certificates representing the Common Shares, and the Company will issue a warrant certificate or certificates representing the Warrants comprising the Units as provided for below by the Subscriber.


4.   GENERAL

4.1  For the purposes of this Agreement, time is of the essence.

The parties will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

4.2  This Agreement may not be assigned by either party hereto.

4.3 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A copy of this Agreement transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.



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                                       6



IN WITNESS WHEREOF the parties have signed this Agreement as of the Effective Date.



PAWNBROKER.COM, INC.

Per:



-------------------------------------
Authorized Signatory

                        TO BE COMPLETED BY THE SUBSCRIBER

A. Registration Instructions The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


        -------------------------------------------------
        Name (please print or type)

        -------------------------------------------------

        -------------------------------------------------
        Address

        Attn:
        -------------------------------------------------


B. Delivery Instructions. The name and address of the person to whom the certificates representing the Subscriber's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


        -------------------------------------------------
        Name (please print or type)

        -------------------------------------------------

        -------------------------------------------------
        Address

        Attn:
        -------------------------------------------------


C.   Subscription Amount:

     Subscription Funds: US$ ----------------------

     Number of Units:    ---------Units (where each Unit consists of one share
                         and one share purchase warrant. Each warrant will entitle the Subscriber to subscribe for one additional common share of the Company on the terms set forth in paragraph 1.1 of this Subscription Agreement).




                                      -1-
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                  TO BE COMPLETED AND SIGNED BY THE SUBSCRIBER:






--------------------------------------------------------------------
Name of the Subscriber - use the name inserted in paragraph A above.



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Signature of Subscriber



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Title (if applicable)











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